ORGANIZATION AND DESCRIPTION OF BUSINESS	9 Months Ended
Sep. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND DESCRIPTION OF BUSINESS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Kisses From Italy Inc. (the “Company”) was incorporated in Florida on March 7, 2013. The Company’s main focus is to develop a fast, casual food dining chain restaurant business of corporate-owned restaurants and expanding through a nationwide/international franchise and territory sales program. The Company commenced operations in May 2015 by opening its first location in Fort Lauderdale, Florida. Three additional restaurants, located in various Wyndham Hotel properties in the Pompano Beach, Florida area, were then opened within the following ten months. All locations, which were in leased facilities, were fully operational by April 2016. In December 2017, the Company vacated one of its restaurants due to a hurricane and has not re-opened that location. In June 2021, the Company consolidated its two Wyndham stores into one location to become more efficient. The Company opened its inaugural European location in Ceglie del Campo, Bari, Italy, in October 2019. The Bari location closed in April 2020 due to the Covid-19 pandemic, briefly re-opened and has not re-opened as of the date of this Prospectus. Such a location was intended to serve as the distribution center for future products for European locations, as well as to be used as a training facility for European franchises. However, this initiative has been severely curtailed due to the onset and lingering impact of Covid-19 in Europe.

In June 2021 and November 2021, the Company opened its first two franchise locations in Chino, California and Montreal, Canada, respectively. Since the onset of Covid-19 the Company has temporarily waived any franchise fees at both locations so that the franchisees could establish operations at each of those locations.

During the first quarter of 2023 the Company began transitioning its business model.  In light of the Company’s new partnership with celebrity Chef, Scott Conant, and the creation of a new brand, named ‘The Ponte San’gwich Shoppe and Italian Deli’ which will be wholly owned by Kisses From Italy and of which the sales and development of the new franchise brand will be headed by the Company’s franchise consultant, Fransmart.

Most recently, a redevelopment clause was invoked on the Company’s Wyndham Palm Aire lease location and the Company made the decision to close its operations there and began looking for a new location in South Florida.  As of September 30, 2023 the Company was no longer operating at the Pompano Beach Wyndham Palm Aire location and had one remaining corporate owned restaurant open in Ft. Lauderdale Florida. The Company is currently scouting locations in the New York City area for the opening of its first location under the new brand.

The Company’s accounting year-end is December 31.

COVID-19

On March 11, 2020, the World Health Organization declared the Covid-19 outbreak to be a global pandemic. In addition to the devastating effects on human life, the pandemic has had a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most US states and many countries have issued policies intended to stop or slow the further spread of the disease.

Covid-19 and we believe, the US’s response to the pandemic has significantly affected the economy. There are no comparable events that provide guidance as to the effect the Covid-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. We do not yet know the full extent of the effects on the economy, the markets we serve, our business, or our operations.

Except for our Bari location which remains closed, our US location is now open and is operating at near pre-Covid revenue levels.